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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): February 9, 2001

                           MAGNA ENTERTAINMENT CORP.
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            (Exact Name of Registrant as Specified in its Charter)


                       Delaware, United States of America
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                (State or Other Jurisdiction of Incorporation)


         000-30578                                      98-0208374
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(Commission File Number)                  (I.R.S. Employer Identification No.)


          337 Magna Drive, Aurora, Ontario, Canada            L4G 7K1
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          (Address of Principal Executive Offices)          (Zip Code)



                                (905) 726-2462
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             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
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         (Former Name or Former Address, if changed since Last Report)


ITEM 5.       OTHER EVENTS

On February 9, 2001, the Registrant issued a press release in which it announced that it expects earnings for the quarter ended December 31, 2000 to be lower than its previous estimate. Based on preliminary estimates, the Registrant now expects to report a loss of $0.11 to $0.12 per share for the fourth quarter, and income of approximately $0.01 per share for the year. The full text of the press release issued by the Registrant is attached as Exhibit 99.1.
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                                      -2-

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibits                                                           Page
                                                                   ----

Exhibit 99.1  Copy of the Registrant's press release dated
              February 9, 2001                                     3 and 4


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MAGNA ENTERTAINMENT CORP.
                                         (Registrant)



Date: February 9, 2001              by: /s/ Gary M. Cohn
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                                        Gary M. Cohn, Secretary